UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2016
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 13, 2016, the board of directors of Platform Specialty Products Corporation ("Platform") voted to appoint John P. Connolly, age 50, as Vice President, Corporate Controller and Chief Accounting Officer ("CAO") of Platform. The position of Vice President - Chief Accounting Officer was previously held by Robert L. Worshek, who was recently appointed as Vice President – Accounting, effective September 13, 2016.
Prior to joining Platform, Mr. Connolly served as Vice President, Controller and Chief Accounting Officer at Xylem Inc., a spun off water technology company from ITT Corporation ("ITT"), from October 2011 to August 2016. Prior to joining Xylem Inc., Mr. Connolly spent five years at ITT during which time he held key roles as Director, Financial Planning & Analysis, and Director of Accounting. Previously, Mr. Connolly spent 10 years at IBM in roles of increasing responsibility including Manager of Financial Planning & Analysis, Controller of a software division, and Head of Pricing & Licensing Strategy across IBM’s software business, as well as seven years at PricewaterhouseCoopers LLP reaching the level of Manager. Mr. Connolly is a CPA and holds an MBA in Finance from the Lubin School of Business at Pace University.
Mr. Connolly's compensation consists of an annual base compensation of $345,000, less applicable taxes and withholdings, and he is eligible for an annual discretionary performance bonus target equal to 50% of his base salary, subject to achievement of applicable performance metrics. Mr. Connolly will receive a signing cash bonus equal to $50,000, less applicable taxes and withholdings, to be paid by the end of March 2017, and was also granted restricted stock unit awards of Platform's common stock as described below.
Concurrent with his appointment as CAO, Mr. Connolly was granted 19,988 performance-based restricted stock units ("PRSUs"), effective September 13, 2016. Each PSU represents a contingent right to receive one (1) share of Platform's common stock. According to Mr. Connolly's grant agreement (the "PRSU Agreement"), the PRSUs will be earned and vested over a three-year performance period upon achievement of Platform's (i) return on invested capital ("ROIC"), multiplied by the applicable ROIC modifier, as measured from January 1, 2016 to December 31, 2018, and (ii) annual compound total shareholder return (“TSR”), multiplied by the applicable TSR modifier, as measured from August 22, 2016 to March 15, 2019. Mr. Connolly was also granted pursuant to a grant agreement effective September 13, 2016 (the "RSU Agreement") (i) 9,845 time-based restricted stock units ("RSUs") vesting in full on August 22, 2019 and (ii) 23,866 RSUs, of which 17,900 will vest in full on March 31, 2017 and 5,966 will vest in full on March 31, 2018.
The descriptions of the PRSU Agreement and RSU Agreement contained herein are not intended to be complete and are qualified in their entirety by reference to the full texts of the PRSU Agreement and RSU Agreement, respectively. A form of the PRSU Agreement was filed as Exhibit 10.2 to Platform's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 25, 2016, which form is incorporated herein by reference. A form of RSU Agreement was filed as Exhibit 10.11 to Platform's Registration Statement on Form S-4 filed with the SEC on January 2, 2014, which form is incorporated herein by reference. The PRSU and RSU Agreements are also qualified in their entirety by reference to the full text of the Platform Specialty Products Corporation Amended and Restated 2013 Incentive Plan, as it may be amended from time to time (the "2013 Plan"), a summary of which was included in Proposal 4 in Platform’s definitive proxy statement filed with the SEC on April 25, 2014, and a copy of which was filed as Appendix A to such definitive proxy statement. Both the summary and copy of the 2013 Plan are incorporated herein by reference.
There is no arrangement or understanding between Mr. Connolly and any other person pursuant to which he was appointed as CAO. There has been no transaction, or proposed transaction, since January 1, 2015 to which Mr. Connolly or any member of his immediate family had or is to have a direct or indirect material interest or any other related transaction with Platform within the meaning of Item 404(a) of Regulation S-K. There are no family relationships between Mr. Connolly and any of Platform’s other directors, executive officers or persons nominated or chosen by Platform to become directors or executive officers.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title
10.1	Form of Performance-Based Restricted Stock Unit Award Agreement (filed as Exhibit 10.2 to Platform's Current Report on Form 8-K filed on March 25, 2016, and incorporated herein by reference)
10.2	Form of Restricted Stock Unit Agreement (filed as Exhibit 10.11 to Platform’s Registration Statement on Form S-4 filed on January 2, 2014, and incorporated herein by reference)
10.3
Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan (filed as Appendix A to Platform’s Definitive Proxy Statement, as filed on April 25, 2014, and incorporated herein by reference)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
September 13, 2016 (Date)	/s/ Sanjiv Khattri Sanjiv Khattri Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
10.1	Form of Performance-Based Restricted Stock Unit Award Agreement (filed as Exhibit 10.2 to Platform's Current Report on Form 8-K filed on March 25, 2016, and incorporated herein by reference)
10.2	Form of Restricted Stock Unit Agreement (filed as Exhibit 10.11 to Platform’s Registration Statement on Form S-4 filed on January 2, 2014, and incorporated herein by reference)
10.3
Platform Specialty Products Corporation Amended and Restated 2013 Incentive Compensation Plan (filed as Appendix A to Platform’s Definitive Proxy Statement, as filed on April 25, 2014, and incorporated herein by reference)